The undersigned hereby affirms that there is no Social Security number contained in this document
RECORDING REOUESTED BY: Stone Cabin Company, LLC P.O. Box 109 Boardman, OR 97818
AFTER RECORDATION RETURN TO: Stone Cabin Company, LLC P.O. Box 109 Boardman, OR 97818
SPACE ABOVE THIS LINE FOR RECORDER’S USE

OPTION AND LEASE OF WATER RIGHTS

By

Stone Cabin Company, LLC
of Boardman, OR

and

Star Gold Corporation
of Coeur d’Alene, ID

OPTION AND LEASE OF WATER RIGHTS

1.

Background

1

2.

STONE CABIN Obligations

1

3.

Term

2

4.

Rental

3

5.

Beneficial Use

3

6.

Liability and Indemnity

4

7.

Default

4

8.

Miscellaneous Provisions

5

8.1

Notices.

5

8.2

Sharing of Documents.

5

8.3

Inspection of Facilities.

5

8.4

Applicable Law.

5

8.5

Waiver.

6

8.6

Taxes.

6

8.7

Entire Agreement.

6

8.8

Captions.

6

8.9

Expenses of Enforcement.

6

8.10

Pronouns.

6

i

OPTION AND LEASE OF WATER RIGHTS

For good and valuable consideration, Stone Cabin Company, LLC (STONE CABIN) of Boardman, Oregon and Star Gold Corporation (STAR GOLD) of Coeur d’Alene, Idaho hereby make this Option and Lease of Water Rights as of this ____ day of _______________, 2016 (“Effective Date”)

1.

Background

1.1

STONE CABIN is the owner with regard to certain water rights (the “Water Rights”) listed on the annexed Exhibit A. STAR GOLD desires to lease these Water Rights for purpose of mining and milling use. The amount of water leased is 571.00 acre feet per annum. STONE CABIN has appropriated the water which is the basis of the Water Rights by means of underground sources which are located at the Nevada State Engineer (State Engineer) approved points of diversion.

1.2

The State Engineer has approved irrigation use for the Water Rights. STAR GOLD desires to obtain approval of the State Engineer to apply the Water Rights to other places of use and points of diversion for mining and milling uses.

1.3

STONE CABIN desires to assure itself that the Water Rights will be beneficially used for the life of the within lease in accordance with the terms of this lease.

1.4

STAR GOLD desires to assure itself that the Water Rights can be beneficially used for its mining and milling purposes

1.5

STAR GOLD desire to lease the Water Rights from STONE CABIN and the parties are willing to lease the Water Rights under the terms of this Agreement.

2.

STONE CABIN Obligations

STONE CABIN agrees to the following:

2.1

To support STAR GOLD’S activities by filing applications for permits to change the point(s) of diversion, place of use, and manner of use of the Water Rights as necessary to allow STAR GOLD to fully utilize the Water Rights for any lawful purpose during the term of this Agreement, at no cost to STONE CABIN.  STAR GOLD shall furnish STONE CABIN with information regarding the point(s) of diversion, place(s) of use of the Water Rights as necessary for the Water Rights to be used by STAR GOLD for its purposes.

2.2

STONE CABIN, or an agent of its choosing, will be fully responsible for all aspects of water rights management of the approved permits to change the point(s) of diversion, place of use, and manner of use of the Water Rights as necessary to allow STAR GOLD to fully utilize the Water Rights for any lawful purpose during the term of this Agreement, at no cost to STONE CABIN. This includes all State Engineer requirements, but not limited to filing proof of completion, proof of beneficial use, extensions of time, pumping data submissions, and monitoring requirements. STONE CABIN will be reimbursed by STAR GOLD for the on-going management of the water rights.  STONE CABIN agrees to use experienced Nevada water rights firms for the work who will charge customary rates.

2.3

STONE CABIN will not be responsible for any costs associated with transferring water rights for use by STAR GOLD. STONE CABIN will be responsible for the costs associated with transferring the water rights back to use by STONE CABIN after the termination of this lease.

2.4

STONE CABIN will coordinate with STAR GOLD and allow it to fully review and approve, using reasonable judgement, any and all documentation required to be submitted to the State Engineer for all aspects of water rights management for permits to change the point(s) of diversion, place of use, and manner of use of the Water Rights.

3.

Term

3.1

The primary term of this lease is for ten (10) years commencing on the date from which the first ore is placed on the leach pad.

3.2

STAR GOLD is hereby granted the option of extending the lease for one additional ten-year term. The option to extend the lease shall be exercised by written notice to STONE CABIN given by STAR GOLD not more than 24 months and not less than 12 months prior to the end of the current term.

3.3

Should STAR GOLD fail to notify STONE CABIN of STAR GOLD’S intent to exercise the option of extending the lease for an additional ten year term pursuant to the terms or conditions outlined in Section 3.2, this lease shall expire at the end of the first term. All rights to the appropriation of the water which are the subject matter of this lease then will revert to STONE CABIN.

3.4

STAR GOLD may cancel this lease if the State Engineer denies permits to change the point(s) of diversion, place of use, and manner of use of the Water Rights, or if mine operating permits are not obtained within three (3) years from the Effective Date of this lease agreement.

3.5

STAR GOLD shall pay costs incurred in applying for and obtaining approval of any permits it needs to utilize the water leased under this Agreement, including without loss of generality any permits from the State Engineer for transferring the Water Rights to STAR GOLD’S project location. These separate costs incurred are to be paid within thirty (30) days of receipt of invoices for such costs by STAR GOLD and are not included as part of the rents for lease of Water Rights.

3.6

It is expected that permanent change applications are to be filed with the State Engineer’s Office to change the point(s) of diversion, place of use, and manner of use of Water Rights as necessary to allow STAR GOLD to fully utilize the Water Rights for any lawful purpose during the term of this Agreement. STAR GOLD can at its costs and discretion decide to have STONE CABIN file temporary change applications for Water Rights. Such a request must be submitted in writing.

3.7

If applications to change the point(s) of diversion, place of use, and manner of use of Water Rights are protested, STAR GOLD is solely responsible for addressing and/or litigating said protests.  STAR GOLD may litigate the protests but is not obligated to do so.

3.8

Water Rights and any change applications of Water Rights will remain in STONE CABIN’s name for the duration of this lease.

3.9

A copy of this Agreement will be filed at the State Engineer’s Office for its records.

4.

Rental

4.1

STAR GOLD shall pay STONE CABIN for Water Rights at the rate of $ 190.00 per acre-foot per annum, as adjusted. This amounts to an obligation of $108,490.00 per year ($27,122.50 per quarter), as adjusted, as rental for the Water Rights. One-quarter of the annual rent shall be paid on the first day of each quarter (January 1st, April 1st, July 1st, and October 1st), without grace, to Stone Cabin Company, LLC, P.O. Box 109, Boardman, OR 97818. Changes to Payment Address shall be provided to STAR GOLD in writing by STONE CABIN, no less than thirty (30) days prior to the next scheduled payment. The first quarterly lease payment will commence from and be paid within 10 days of the date of the first ore being placed on the leach pad. This first payment will be prorated according to the number of days left in the quarter, but not more than $27,122.50. All future payments will be made on the quarterly schedule in the amounts listed above. The last payment of the ten year term will be $27,122.50 minus (-) the prorated first payment amount.

4.2

STAR GOLD shall pay $ 20,000.00 to STONE CABIN on the Effective Date for a three (3) year option to commence lease. This option money is not refundable. If mine operating permits are not obtained in three (3) years from the Effective Date of this Option and Lease, Star Gold at its sole discretion, may continue the option and lease annually with another $20,000 payment each year for up to three (3) additional years.  These additional $20,000.00 payments are not refundable.

4.3

If the lease is renewed at the end of the initial ten (10) year period, the Consumer Price Index (CPI) for the previous 10 years will be analyzed and used to calculate a new lease cost for the next 10 years.

4.4

If the Water Rights are reduced due to any regulatory reason, the adjusted or unadjusted annual rent shall be reduced proportional to the reduction of the Water Rights effective on the date of the reduction.

4.5

STAR GOLD shall have the right to terminate this Agreement by written notice to STONE CABIN, if at any time during the term of this Agreement, STAR GOLD is prevented from using the Water Rights obtained hereunder because of judicial orders, court decrees or local, state or federal laws, rules or regulations now or hereinafter in effect.

5.

Beneficial Use

5.1

STAR GOLD shall make every effort to fully beneficially use all of the leased Water Rights to keep them in good standing.  Until full beneficial use is made, STAR GOLD shall provide required information to STONE CABIN which shall file necessary applications for extension of time.

5.2

STAR GOLD must provide monthly pumping volume data and well level data of all leased Water Rights (or change applications of leased Water Rights) to STONE CABIN on a regular basis, or as requested by STONE CABIN. STONE CABIN, or an agent of its choosing, will then analyze this data prior to any submission of data to the State Engineer’s Office.

5.3

If STAR GOLD fails to place all 571.00 acre-feet annum of Water Rights to beneficial use, and it has determined that it will never place all 571.00 acre-feet annum of Water Rights to beneficial use, and are ready to file a Proof of Beneficial Use form with the State Engineer, then STONE CABIN has the right to file change applications for the unused portions of the said 571.00 acre-feet annum of Water Rights and use said unused portions as it desires. Additionally, proof of beneficial use will not be filed until said change applications of unused portions are approved by the State Engineer. If STAR GOLD fails to place all 571.00 acre-feet annum of Water Rights to beneficial use, this failure does not change the rental charges listed in Section 4.1 of this Agreement for the Water Rights which are put to beneficial use.

6.

Liability and Indemnity

6.1

STAR GOLD hereby indemnifies STONE CABIN, its officers, employees, servants, agents, subsidiaries or affiliates and agrees to hold them harmless against all claims, demands, damages, personal injury, illness, death, property damage or loss incurred by any person, animal, fish, plant or geological or meteorological feature as a result of or in connection with STAR GOLD’S use of the Water Rights.

6.2

STAR GOLD shall comply with all laws and regulations, whether of federal, state or local jurisdictions, applicable to the subject matter of this Agreement. STAR GOLD shall have sole responsibility to dispose of water it produces hereunder. STAR GOLD is solely responsible for all environmental and any other regulatory requirements regarding the use of Water Rights under this lease.

6.3

STONE CABIN hereby indemnifies STAR GOLD, its officers, employees, servants, agents, subsidiaries or affiliates and agrees to hold them harmless against all claims, damages and losses of any kind as a result of loss of use of the Water Rights, or any of them by virtue of STONE CABIN’s failure to make timely filings with the State Engineer as required herein.

7.

Default

In the event STAR GOLD defaults in the payment of money required hereunder and does not cure said default within 20 days after written notice, in addition to any other remedies provided by law, STONE CABIN may retake possession of the water, and apply the water to other uses at its discretion. Such retaking possession of the water and application of the water to other uses shall not terminate this lease, and the rental reserved hereunder shall continue to fall due from month to month until the end of the lease, and the rental hereunder shall only be reduced by the amount that remains after cash revenues obtained by STONE CABIN from the use or leasing of the Water Rights have been applied to attorney fees, costs of repossession, costs of proceeding before the State Engineer to reestablish beneficial uses of the water, costs incurred under this Agreement, and costs of equipment, labor and engineering needed to apply the water to beneficial use.

8.

Miscellaneous Provisions

8.1

Notices.

All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been properly given when delivered in person to the person to whom the notice is directed or three days after deposit in the United States mail, certified mail, return receipt requested (addressee only), first-class postage prepaid, postmarked no later than three days prior to the effective day of the notice, or by telegram, cable, or acknowledged telefax, charges prepaid, to the party addressed (or to such other address or attention as the party to be given such notice may designate by notice to the other party in the manner herein prescribed) as follows:

If to STONE CABIN:
Stone Cabin Company, LLC
P.O. Box 109
Boardman, OR 97818

If to STAR GOLD:
Lindsay Gorrill, Chairman
Star Gold Corporation
611 East Sherman Avenue
Coeur d’Alene, ID 83814

8.2

Sharing of Documents.

STONE CABIN shall furnish STAR GOLD, and STAR GOLD shall furnish STONE CABIN with copies of all papers it submits to the State Engineer or any other tribunal with respect to the Water Rights at the same time it serves the papers upon parties to a proceeding or files them, whichever is earlier.

8.3

Inspection of Facilities.

STONE CABIN or an agent of its choosing may upon reasonable notice inspect the facilities of STAR GOLD for use in management of Water Rights.

8.4

Applicable Law.

This Agreement shall be construed under the laws of the state of Nevada. Except as otherwise provided herein, all remedies at law, in equity, by statute, or otherwise shall be cumulative and may be enforced concurrently therewith or from time to time and the election of anyone or more shall not constitute a waiver of the right to pursue other available remedies.

8.5

Waiver.

Forbearance in enforcing any remedy granted by this Agreement shall not be deemed a waiver thereof nor shall it be the basis of an inference that a party hereto has waived any provision hereof or that a party has waived a remedy available at law or in equity. No consent by any party to any departure from here shall be effective unless in writing, and then only to the extent stated in such writing. No notice in any particular circumstance shall entitle a party to notice in the same or similar circumstance unless notice is required hereunder.

8.6

Taxes.

STAR GOLD shall pay all taxes imposed upon the Water Rights during the term hereof.

8.7

Entire Agreement.

This Agreement merges all previous negotiations between the parties hereto, supersedes all prior discussions and correspondence between the parties, and constitutes the entire Agreement and understanding between the parties with respect to the subject matter of this Agreement. No alteration, modification, or change of this Agreement shall be valid except by a written instrument executed by the parties.

8.8

Captions.

The captions of this Agreement are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

8.9

Expenses of Enforcement.

If any party starts an action to enforce any provision of this Agreement or for damages by reason of an alleged breach hereof, the court shall award the prevailing party judgment for all costs and expenses, including reasonable attorney’s fees and costs, incurred in connection with such action, to be paid by the other party hereto.

8.10

Pronouns.

In this Agreement, the singular shall include the plural, the plural the singular, and the use of any gender shall include all genders.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective once both parties have signed and delivered signed copies to one another.

Star Gold Corporation of Coeur d’Alene, ID By ___________________________________ Name ________________________________ Title _________________________________ Date__________________________________
Stone Cabin Company, LLC of Boardman, OR By ___________________________________ Name ________________________________ Title _________________________________ Date__________________________________

STATE OF IDAHO

)

:  ss.

COUNTY OF KOOTENAI

)

On this

____ day of _______________, 2016, personally appeared before me _________________________, personally known to me to be the authorized representative of Gold Star Corporation of Coeur d’Alene, ID, who acknowledged to me that she signed the foregoing instrument as Authorized Agent for said Corporation, that the seal impressed on the within instrument is the seal of said corporation, and the said _________________________ acknowledged to me that said Corporation executed the same.

NOTARY PUBLIC Residing at:
My Commission Expires:

STATE OF OREGON

)

:  ss.

COUNTY OF MORROW

)

On this ____ day of _______________, 2016, personally appeared before me _________________________, personally known to me to be the authorized representative of Stone Cabin Company, LLC of Boardman, OR, who acknowledged to me that he signed the foregoing instrument as Authorized Agent for said LLC, that the seal impressed on the within instrument is the seal of said LLC, and the said _________________________ acknowledged to me that said LLC executed the same.

NOTARY PUBLIC Residing at:
My Commission Expires:

EXHIBIT A

Water Rights of STONE CABIN to be leased by STAR GOLD

Stone Cabin Company, LLC is the current owner of the following Underground water rights located in the State of Nevada in Nevada Hydrographic Area No. 149 - Stone Cabin Valley, and plans on leasing them to Star Gold Corporation per the terms of this Agreement:

Nevada Water Right Permits:

Permit 82612 - 144.44 AFA

Permit 82613 - 131.96 AFA

Permit 82614- 152.20 AFA

Permit 82615- 142.40 AFA

TOTAL = 571.00 AFA

A-1